Revenue - Summary of Revenue (Detail) $ in Millions, $ in Millions	12 Months Ended
	Dec. 31, 2021 TWD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 TWD ($)	Dec. 31, 2019 TWD ($)
Revenue [Abstract]
Revenue from contracts with customers	$ 208,412		$ 206,396	$ 206,360
Other revenues
Government grants income	1,037		219	205
Rental income	864		843	818
Others	165		151	137
Revenue other than from contracts with customers	2,066		1,213	1,160
Total	$ 210,478	$ 7,588	$ 207,609	$ 207,520